SUPPLEMENT DATED JULY 1, 2026

TO THE PROSPECTUS DATED MAY 1, 2026

FOR ACCUMULATION VUL

ISSUED BY

THE PENN INSURANCE AND ANNUITY COMPANY

AND FUNDED THROUGH

PIA VARIABLE LIFE ACCOUNT I

OF

THE PENN INSURANCE AND ANNUITY COMPANY

PO BOX 178, PHILADELPHIA, PA 19105

1-800-523-0650

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 2026.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Prospectus. If you would like a copy of the Prospectus, call us at 1-800-523-0650 or go online to www.pennmutual.com/for-individuals-and-businesses/products-and-performance/performance-and-rates.

This supplement describes the MultiLife Program available on or after July 1, 2026.

MultiLife Program

The DEFINITIONS section is updated to include the following definition:

•

MultiLife Program: The Policy is available for purchases by corporations and other groups or sponsoring organizations on a multiple life basis where insureds share a common employment or business relationship. Policies that are purchased as part of the MultiLife Program are subject to different rate classes, and eligibility for these rate classes must be met.

There are no partial withdrawal processing fees for Policies that are part of the MultiLife Program. References to the partial withdrawal processing fee are updated with this information in the following locations in the Prospectus:

•	Partial withdrawal processing fee in section, “IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE ACCUMULATION VARIABLE UNIVERSAL LIFE INSURANCE POLICY – Fees and Expenses – Transaction Charges”;
•	Partial withdrawal fees in section, “OVERVIEW OF THE ACCUMULATION VARIABLE UNIVERSAL LIFE INSURANCE POLICY – Surrenders and Withdrawals”;
•	Partial withdrawal processing fee in section, “TABLE OF FEES AND EXPENSES – Transaction Fees – Partial Withdrawal Processing Fee”;
•	Partial withdrawal processing fee in section, “QUESTIONS AND ANSWERS – What Are the Fees and Charges Under the Policy? – Partial Withdrawal Processing Fee”; and
•	Processing fee in section, “QUESTIONS AND ANSWERS – How Can I Withdraw Money From the Policy? – Partial Withdrawal”.

Not all riders are available with the MultiLife Program. The following riders are available under the MultiLife Program: Early Surrender Value Rider, Cash Value Enhancement Rider, Supplemental Term Insurance Rider, and Overloan Protection Benefit Rider. Additionally, the following riders will be available under the MultiLife Program for company owned plans: Accelerated Death Benefit Rider, Chronic Illness Accelerated Benefit Rider, and Supplemental Exchange Rider. The following locations in the Prospectus are updated with this information:

•	“IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE ACCUMULATION VARIABLE UNIVERSAL LIFE INSURANCE POLICY – Restrictions – Optional Benefits”;
•	“OVERVIEW OF THE ACCUMULATION VARIABLE UNIVERSAL LIFE INSURANCE POLICY – Supplemental Riders – Optional Benefits”; and
•	“QUESTIONS AND ANSWERS – What Are the Supplemental Riders and Benefits That Are Available?”.

The MultiLife Program includes the following guaranteed issue (GI) and simplified issue (SI) rate classes: GI Executive Non-tobacco, GI Non-Exec Non-tobacco, SI Non-tobacco, GI Executive Tobacco, GI Non-Exec Tobacco, and SI Tobacco. The following location in the Prospectus is updated with this information:

•	“QUESTIONS AND ANSWERS – What Are the Fees and Charges Under the Policy? – Monthly Deductions – Cost of Insurance Charge”.

THIS SUPPLEMENT SHOULD BE READ IN ITS ENTIRETY AND RETAINED FOR FUTURE REFERENCE.

PM9263